Prudential Investment Portfolios 8

PGIM QMA Stock Index Fund (the Fund)

Supplement dated February 12, 2021 to the

Currently Effective Summary Prospectus, Prospectus

and Statement of Additional Information (SAI)

John W. Moschberger, CFA, has announced his intention to retire in the 4th quarter of 2021. Effective immediately, Stacie Mintz, CFA, will be added as a portfolio manager for the Fund. Edward Lithgow, CFA, and Edward Louie will continue to serve as portfolio managers for the Fund.

To reflect this change, the Summary Prospectus, Prospectus and SAI are hereby revised as follows:

1.The table in the section of the Summary Prospectus and Prospectus entitled "Management of the Fund" is hereby revised by adding the information set forth below with respect to Ms. Mintz and the footnote below with respect to Mr. Moschberger:

Investment	Subadviser	Portfolio	Title	Service Date
Managers		Managers

PGIM Investments	QMA LLC	John W.	Managing Director and	November 1992
LLC		Moschberger,	Head of Equity Indexing
CFA*
		Stacie Mintz,	Managing Director, Co-	February 2021
		CFA	Head of the Quantitative
Equity team & Portfolio
Manager

*Mr. Moschberger has announced his intention to retire in the 4th quarter of 2021.

2.The section of the Prospectus entitled " "How the Fund is Managed – Portfolio Managers" is revised by adding the following professional biography for Ms. Mintz:

Stacie L. Mintz, CFA, is a Managing Director, Co-Head of the Quantitative Equity team and Portfolio Manager for QMA. In this capacity, she leads the portfolio managers on the Quantitative Equity team. She is responsible for enhancements to the Quantitative Equity models and portfolio analytic tools. Prior to her current role, she served as the Head of Equity Portfolio Management for QMA. Previously, Stacie was a member of the former Asset Allocation team where she was responsible for several retail and institutional portfolios. During that time, she was also responsible for managing the overall asset allocation for the Prudential Pension Plan. She earned a BA in economics from Rutgers University and an MBA in finance from the New York University Stern School of Business.

3.The table in the section of the SAI entitled "Management & Advisory Arrangements - The Fund's Portfolio Managers: Information About Other Accounts Managed" is hereby revised by adding the information pertaining to Ms. Mintz set forth below:

Subadviser	Portfolio Managers	Registered	Other Pooled	Other Accounts/
		Investment	Investment	Total Assets
		Companies/Total	Vehicles/ Total
		Assets	Assets
QMA LLC	Stacie Mintz, CFA*	21/$10,003,974,674	28/$16,140,898,391	33/$5,105,508,696
11/$2,723,136,237

*Information is as of December 31, 2020.

4.The table in the section of the SAI entitled "Management & Advisory Arrangements - The Fund's Portfolio Managers: Personal Investments and Financial Interests" is hereby revised by adding the information pertaining to Ms. Mintz set forth below:

Personal Investments and Financial Interests of the Portfolio Managers

Portfolio Managers	Investments and Other Financial
Interests
in the Fund and Similar Strategies*
Stacie Mintz, CFA**	None

*"Investments and Other Financial Interests in the Fund and Similar Strategies" include the indicated Fund and all other investment accounts which are managed by the same portfolio manager that utilize investment strategies, investment objectives and policies that are similar to those of the Fund. "Other Investment Accounts" in similar strategies include other Prudential mutual funds, insurance company separate accounts, and collective and commingled trusts. "Investments" include holdings in the Fund and in investment accounts in similar strategies, including shares or units that may be held through a 401(k) plan and/or deferred compensation plan. "Other Financial Interests" include interests in the Fund and in investment accounts in similar strategies resulting from awards under an investment professional's long-term compensation plan, where such awards track the performance of certain strategies and are subject to increase or decrease based on the annual performance of such strategies.

The dollar range for Stacie Mintz' investment in the Fund is as follows: None.

**Information is as of December 31, 2020.

LR1350